FINANCIAL RESULTS Third Quarter 2004 O C T O B E R 2 0, 2 0 0 4

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; the risk that excess capital is not generated from the merger as anticipated or not utilized in an accretive manner; and the risk that disruption from the merger may make it more difficult to maintain relationships with clients, employees or suppliers. Additional factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q dated June 30, 2004 of JPMorgan Chase filed with the Securities and Exchange.

Agenda - 3Q04 Earnings Firm results Lines of business Merger update Outlook Appendix

Disappointing quarter Decline in trading revenues Other businesses consistent with expectations Expenses are high Strong balance sheet Significant progress on the merger 3Q04 Highlights

3Q04 Earnings

3Q04 LOB Operating Earnings - Historical Comparison1 1 Reflects realignment of the lines of business following the merger. For further information, reference is made to information furnished pursuant to Regulation FD by JPMC on Form 8-K dated October 1, 2004, as amended October 20, 2004.

Proforma Discussion The proforma combined historical lines of business information presents the new business segments of the company as if these segments had existed as of the earliest date indicated. For further information regarding the proforma combined historical financial information, including reconciliation to JPMC GAAP financial information, see information furnished pursuant to Regulation FD by JPMC on Form 8-K dated October 1, 2004, as amended October 20, 2004.

3Q04 Proforma Operating Results 1 Operating basis excludes merger costs and charges related to conforming accounting policies, and presents revenues and credit costs without the effect of credit card securitizations. On a reported basis, revenues were $12.5 billion and credit costs were $1.2 billion. All references to credit costs refer to provision for credit losses. 2 Actual numbers for all periods, not over/under.

Operating Expense Proforma Variance 1 For further information, reference is made to information furnished by JPMC on Form 8-K dated October 1, 2004, as amended on October 20, 2004. 2 Key drivers are rounded estimates. 3 Reflects 3Q04 merger saves of $140mm less 2Q04 merger saves of $30mm.

3Q04 LOB Operating Earnings - Proforma Comparison1 1 Reflects realignment of lines of business following the merger. For further information, reference is made to information furnished pursuant to Regulation FD by JPMC on Form 8-K dated October 1, 2004, as amended October 20, 2004.

Corporate - Proforma Comparison

Investment Bank - Proforma Comparison $496bn of Total Assets $46bn of Loans, down 31% YOY $227bn of Trading Assets $20 billion of Equity IB Fees $910mm Fixed Income Markets $1.1bn 1Actual numbers for all periods, not over/under. Equity Mkts Credit Port. Decline in Fixed Income trading Strength in Investment Banking fees Growth in Equity Markets trading Decline in Credit Portfolio - lower loan volumes Lower "negative" credit costs - credit normalizing Lower performance based comp. expense offset by higher noncomp. expense #1 Global Syndicated Loans #2 Global Announced M&A #3 Global Debt and Equity Loan loss reserve - 4.8% Business Statistics

Retail Financial Services - Proforma Comparison Insurance 0.03 Auto 0.1 Consumer 0.46 Home Finance 0.41 Home Finance 41% $340mm Consumer & Small Business 46% $377mm Earnings of $822mm 1 Excludes impact of non-core (brokered home equity portfolio) in 2Q04. See page 14 in 8K dated on October 20, 2004. 2 Actual numbers for all periods, not over/under. Auto 10% Insurance 3% Insurance: $20mm 3Q04 Earnings $7.5 bn of invested assets A.M. Best Rating: A Results above initial expectations Auto: $85mm 3Q04 Earnings $53bn of average auto loans, up 5% YOY $9bn of auto leases, down 24% YOY Net charge-off rate 0.64%

Consumer and Small Business - Proforma Comparison 2,467 branches, up 97 6,587 ATMs, up 283 $12bn in avg. small business loans, up 4% $148bn in avg. core deposits, up 9% 5,341 personal bankers, up 442 IB Fees $910mm Fixed Income Markets $1.1bn 1Actual numbers for all periods, not over/under. Equity Mkts Credit Port. Deposit volumes and spreads up YOY Net checking accounts up 8% YOY or 566,000 to over 8 million Average loans up 4% YOY Retail network expansion Rebranding strategy Cross-selling products (e.g. mortgage, credit card, insurance) Shifting compensation system - sales culture Expanding/rejuvenating the distribution network Business Statistics (YOY) Update

Home Finance - Proforma Comparison Equity Mkts Credit Port. Improved performance in secondary marketing income given losses in 3Q03 Mortgage origination volumes down, as expected Business Statistics (YOY) Update Cross selling mortgages in branches Increase purchase mortgage production $48bn of home loan originations down 52% $34bn of mortgage, down 61% $14bn of home equity, up 14% $554bn of mortgage loans serviced, up 10% $5bn of MSR, net, up 27% $11bn of mortgage loans held for sale, down 63% $44bn of mortgage loans retained, up 25% $66bn of home equity loans, up 21%

Card Services - Proforma Comparison (Managed) $130bn of avg. managed loans, up 4% $73bn of charge volume, up 12% 96mm of credit cards issued, up 11% IB Fees $910mm Fixed Income Markets $1.1bn 1Actual numbers for all periods, not over/under. Equity Mkts Credit Port. Revenues up driven by higher loan balances, increased consumer spend and spread improvements 8.90% margin, up 19bps YOY Improved credit quality: net charge- off rate down and 30-day delinquency ratio down Higher marketing expenses Implementing TSYS conversion Re-branding of credit cards Implementing best practices across combined organization Business Statistics (YOY) Update

Commercial Banking - Proforma Comparison $50bn of loans and leases - sequentially modest growth since 1Q04 $65bn of deposits up 11% YOY $499mm of T&SS Revenues up 3% YOY Nonperforming Loans down $505mm from $1.1bn in prior year IB Fees $910mm Fixed Income Markets $1.1bn 1Actual numbers for all periods, not over/under. Equity Mkts Credit Port. Credit costs down significantly YOY as recoveries outpaced gross charge-offs Average deposits increased 11% YOY with spreads widening Modest loan growth over the last several quarters Opportunities to deliver expanded product set to broader customer base Over $100mm+ in firmwide revenues generated YTD related to IB/CB partnership Business Statistics Update

Treasury & Securities Services - Proforma Comparison $8.3tn of assets under custody, up 19% $139bn of deposits, up 20% IB Fees $910mm Fixed Income Markets $1.1bn 1Actual numbers for all periods, not over/under. Equity Mkts Credit Port. Strong quarter in Treasury Services Revenue growth driven by the EFS acquisition, higher balances, and increased assets under custody Trade and commercial card-related revenue also drove YOY increases Increase in expenses reflects technology impairments, EFS acquisition, compensation and technology costs and incremental merger-related operating costs Business Statistics (YOY)

Asset & Wealth Management - Proforma Comparison $735bn of assets under mgmt, up 5% $1.2tn of assets under supervision, up 8% $25bn of loans, up 12% $39bn of deposits, up 23% IB Fees $910mm 1Actual numbers for all periods, not over/under. Equity Mkts Credit Port. Proposed acquisition of majority interest in Highbridge Capital Proposed merger of JPMorgan Funds and One Group Mutual Funds Update Assets under supervision up 8% YOY Assets under management up 5% YOY Increased revenues YOY driven by global equity market appreciation, net AUS inflows and improved product mix Business Statistics (YOY)

Financial Update - Merger Costs Merger costs on track Estimate of $4.0 billion (pre-tax) remains unchanged Approximately $1.0 billion of merger costs capitalized during the third quarter Approximately $3.0 billion expensed over 3 years Full year 2004: updated to $1.1 billion vs. $1.5 billion 2Q04: $90 million 3Q04: $750 million 4Q04: $300 million estimated Remainder in 2005 and 2006

Financial Update - Merger Saves Merger saves on track; estimate of $3.0 billion (pre-tax) remains unchanged Full year 2004: $400 million 2Q04: $ 30 million 3Q04: $140 million 4Q04: $230mm estimate, annualized $920mm (3Q to 4Q incremental saves of $90mm) Full year 2005: $1,875 million Incremental amount of $955 million over annualized 4Q04 savings run rate 4Q05 savings run rate annualizes to $2.2 billion Full year 2006: $2,700 million

Financial Update Proforma combined headcount Conforming accounting entries (pre-tax) Original estimate: $1.3-$1.5million in 2H04 Current estimate: $1.2 billion in 2H04, $721 million in 4Q04 Other policy and business decisions were $200-400 million; now up to $200 million

Financial Update Intangible Amortization1 1 Intangible amortization amounts exclude the amortization of mortgage servicing rights 2 Source for JPMC pre-deal amortization is JPMC 2Q04 10Q; source for Bank One pre-deal amortization is Bank One's 2Q04 8K-A dated August 13, 2004

Creating a Fortress Balance Sheet Strong Tier 1 ratios JPMC 9/30/04 Tier 1 of 8.5% Strong credit reserves 2.76% wholesale loan allowance to wholesale loans 1.62% consumer loan allowance to consumer loans Substantial litigation reserves Board authorization of $6 billion stock repurchase plan $138 million repurchased in Q3 Built capital flexibility Conformed capital, reserves and risk processes Deeper understanding of earnings at risk Reduced Treasury investment portfolio Business decisions taken: Manufactured housing origination Auto leasing reduction Certain small businesses Third party private equity funds

Recently Completed Merger Milestones

Upcoming Merger Milestones Lead bank merger/charter consolidation Financial bridge Roll-out of branding changes Technology Card conversions Treasury Services clearing conversions Strategic Data Center mainframe migration Ongoing platform conversions & consolidations Texas market integration Lending platforms Deposit systems Check processing Retail channels Tri-state market integration Upgrades to target platforms

Outlook Markets-linked businesses Trading: cautious IB pipeline: remains solid Private equity: lumpy Consumer businesses Consumer & Small Business Banking: continued growth and investment Home Finance: continues to moderate Auto: remain cautious Card: modest receivable growth and strong spend; seasonality Credit costs trends Retail: stable Card: flat Wholesale: eventual return to normal credit costs

Appendix

($ in millions) Investment Bank - Historical JPMC Comparison 1Actual for all periods, not over/under.

Retail Financial Services - Historical JPMC Comparison ($ in millions) 1Actual for all periods, not over/under.

($ in millions) Card Services (Managed Basis) - Historical JPMC Comparison 1Actual for all periods, not over/under.

Commercial Banking - Historical JPMC Comparison ($ in millions) 1Actual for all periods, not over/under.

Treasury & Securities Services - JPMC Historical Comparison ($ in millions) 1Actual for all periods, not over/under.

Asset & Wealth Mgmt. - Historical JPMC Comparison ($ in millions) 1Actual for all periods, not over/under.

Corporate - Historical JPMC Comparison ($ in millions) 1Actual for all periods, not over/under.